                                                                    Exhibit 10.2

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821777

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #6 Lode Mining Claim in the following quarter section(s):

     1/4,    Section      Township          Range             Meridian
     NW      13           T28N              R60E              MDHN
     SW      13

Within Elko County, Nevada, on the 17th day of September 2000.

     The name and address of the locator is:     Steve Sutherland
                                                 PO box 5114
                                                 Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                  Location         Markings                 Description
                  --------         --------                 -----------
       No 1       NW corner        NW Cor. Medicine #6      2"x2" wooden post
       No.2       NE Corner        NE Cor. Medicine #6      2"x2" wooden post
       No.3       SW Corner        SW Cor. Medicine #6      2"x2" wooden post
       No.4       SE Corner        SE Cor. Medicine #6      2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             -----------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821787

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #62 Lode Mining Claim in the following quarter section(s):

         1/4,     Section      Township         Range        Meridian
          NE      23           T28N             R60E         MDBN
          SE      23

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                 Location         Markings                 Description
                 --------         --------                 -----------
       No 1      NW corner        NW Cor. Medicine #62     2"x2" wooden post
       No.2      NE Corner        NE Cor. Medicine #62     2"x2" wooden post
       No.3      SW Corner        SW Cor. Medicine #62     2"x2" wooden post
       No.4      SE Corner        SE Cor. Medicine #62     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ----------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821788

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #64 Lode Mining Claim in the following quarter section(s):

         1/4,     Section      Township        Range          Meridian
          NE      23           T28N            R60E           MDBN
          SE      23

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                  Location         Markings                 Description
                  --------         --------                 -----------
       No 1       NW corner        NW Cor. Medicine #64     2"x2" wooden post
       No.2       NE Corner        NE Cor. Medicine #64     2"x2" wooden post
       No.3       SW Corner        SW Cor. Medicine #64     2"x2" wooden post
       No.4       SE Corner        SE Cor. Medicine #64     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ---------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821792

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #111 Lode Mining Claim in the following quarter section(s):

         1/4,     Section        Township        Range        Meridian
          SE      23             T28N            R60E         MDBN
          NE      26

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                 Location         Markings                 Description
                 --------         --------                 -----------
       No 1      NW corner        NW Cor. Medicine #111    2"x2" wooden post
       No.2      NE Corner        NE Cor. Medicine #111    2"x2" wooden post
       No.3      SW Corner        SW Cor. Medicine #111    2"x2" wooden post
       No.4      SE Corner        SE Cor. Medicine #111    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             -------------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821790

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #66 Lode Mining Claim in the following quarter section(s):

         1/4,     Section       Township       Range           Meridian
          NE      23            T28N           R60E            MDBN
          SE      23

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                 Location         Markings                 Description
                 --------         --------                 -----------
       No 1      NW corner        NW Cor. Medicine #66     2"x2" wooden post
       No.2      NE Corner        NE Cor. Medicine #66     2"x2" wooden post
       No.3      SW Corner        SW Cor. Medicine #66     2"x2" wooden post
       No.4      SE Corner        SE Cor. Medicine #66     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ---------------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821789
         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #65 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
          NE      23                T28N                      R60E                      MDBN

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513

The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:


                        Location         Markings                Description
                        --------         --------                -----------
         No 1           NW corner        NW Cor. Medicine #65    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #65    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #65    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #65    2"x2" wooden post


         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             -----------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821791

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #67 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
          NE      23                T28N                      R60E                      MDBN
          NW      24


Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:


                        Location         Markings                Description
                        --------         --------                -----------
         No 1           NW corner        NW Cor. Medicine #67    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #67    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #67    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #67    2"x2" wooden post


         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             -----------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821793

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #113 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
          SE      23                T28N                      R60E                      MDBN
          NE      26


Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:


                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #113    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #113    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #113    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #113    2"x2" wooden post


         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             -----------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821794

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #114 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
         NE       26                T28N                      R60E                      MDBN


Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:


                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #114    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #114    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #114    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #114    2"x2" wooden post


         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             -----------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821795

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #115 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
         SE       23                T28N                      R60E                      MDBN
         NE       26


Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:


                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #115    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #115    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #115    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #115    2"x2" wooden post


         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             -----------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821785

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #117 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
         SE       14                T28N                      R60E                      MDBN
         SW       13

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                Description
                        --------         --------                -----------
         No 1           NW corner        NW Cor. Medicine #43    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #43    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #43    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #43    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             -----------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM                821778

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #8 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
          NW      13                T28N                      R60E                      MDHN
          SW     13

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #8      2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #8      2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #8      2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #8      2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ----------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821796

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #116 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
         NE       26                T28N                      R60E                      MDBN

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #11 6   2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #116    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #116    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #116    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ----------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821797

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #117 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
         SE       23                T28N                      R60E                      MDBN
         NE       26
         SW       24
         NW       25

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #117    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #117    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #117    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #117    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ------------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821799

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #125 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
         SW       13                T28N                      R60E                      MDBN

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #125    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #125    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #125    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #125    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ------------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821800

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #126 Lode Mining Claim in the following quarter section(s):

         1/4 ,     Section       Township          Range            Meridian
         SW        13            T28N              R60E             MDBN

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #126    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #126    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #126    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #126    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821798

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #118 Lode Mining Claim in the following quarter section(s):

         1/4 ,     Section       Township          Range            Meridian
         NE        24            T28N              R60E             MDBN
         NW        25

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #118    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #118    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #118    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #118    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821779

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #10 Lode Mining Claim in the following quarter section(s):

         1/4 ,     Section       Township          Range            Meridian
          NW       13            T28N              R60E             MDBN
          SW       13

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #10     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #10     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #10     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #10     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821780

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #12 Lode Mining Claim in the following quarter section(s):

         1/4 ,     Section       Township          Range            Meridian
          NW       13            T28N              R60E             MDBN
          SW       13

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #12     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #12     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #12     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #12     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821781

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #14 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
          NW      13                T28N                      R60E                      MDBN
          SW      13

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #14     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #14     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #14     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #14     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821782

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #39 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
          SW      13                T28N                      R60E                      MDBN

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #39     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #39     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #39     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #39     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821783

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #41 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
          SW      13                T28N                      R60E                      MDBN
          NW      24

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #41     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #41     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #41     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #41     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821784

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #42 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
          SW      13                T28N                      R60E                      MDBN
          NW      24

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #42     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #42     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #42     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #42     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821786

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #44 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township                  Range                     Meridian
          SE      14                T28N                      R60E                      MDBN
          SW      13
          NE      23
          NW      24

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 200 feet wide, such that 200 feet is claimed in a South direction and 1300 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                        Location         Markings                 Description
                        --------         --------                 -----------
         No 1           NW corner        NW Cor. Medicine #44     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #44     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #44     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #44     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------